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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) June 24, 1997
                                                 -------------

                           UCFC Funding Corporation(R)
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             (Exact name of registrant as specified in its charter)

      Louisiana                        333-7939               72-1328674
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(State or other                      (Commission             (IRS Employer
jurisdiction of incorporation)        File Number)             ID Number)


4041 Essen Lane, Baton Rouge, Louisiana                         70809
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(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code:        (504) 924-6007
                                                           --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

Filing of Computational Materials.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation(R) (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-2.

         In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1997-2, Prudential Securities Incorporated prepared certain materials (the "Computational Materials") which were distributed by Prudential Securities Incorporated and Credit Suisse First Boston Corporation (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.





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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 25, 1997, and Prospectus Supplement dated June 23, 1997, of UCFC Funding Corporation(R), relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-2.

                                       -2-

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in
                  Exhibit 8.1).

         99.1     Computational Materials.


                                       -3-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            UCFC ACCEPTANCE CORPORATION(R)


                            By: /s/ H.C. McCall, III
                               -----------------------------
                               Name: H. C. McCall, III
                               Title: President



Dated: June 24, 1997


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                                  EXHIBIT INDEX

Exhibit                                                                 Page
-------                                                                 ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1       Consent of Stroock & Stroock & Lavan LLP (included in
           Exhibit 8.1).
99.1       Computational Materials.